UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21973

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

Item 1. Reports to Stockholders

Semiannual Report April 30, 2008

EATON VANCE
TAX-MANAGED
GLOBAL
DIVERSIFIED
EQUITY INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

INVESTMENT UPDATE

Michael A. Allison, CFA Eaton Vance Management Co-Portfolio Manager

Walter A. Row, CFA Eaton Vance Management Co-Portfolio Manager

Ronald M. Egalka Rampart Investment Management Co-Portfolio Manager

Economic and Market Conditions

•      The stock market registered a decline for the six months ended April 30, 2008, reflecting a slowing economy, weaker corporate profits and the deepening credit crisis. The financial and housing segments were hard hit, as a large supply of unsold homes plagued the housing market and the financial sector suffered steep losses related to the subprime loan debacle. Concerns over the credit crisis contributed to rising market volatility. As curtailed lending raised the prospect of a more severe slowdown, the Federal Reserve lowered short-term interest rates to add much-needed liquidity. The surge in energy prices was another hurdle for the economy, as oil prices topped $119 a barrel, while the U.S. dollar fell to record lows versus other major currencies. Global markets also declined, with those dependent on sales to the U.S. of technology products and consumer electronics especially hard-hit. In mid-March 2008, the market began to recover tentatively amid suggestions that the market had already discounted the worst of the credit crisis. Led by a rebound in financial stocks and increasing hopes for an orderly unwinding of troubled debt, the rally gained strength through April 2008, trimming losses for the six-month period.

Management Discussion

•      The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of domestic and foreign common stocks. Under normal market conditions, the Fund seeks to generate current earnings from option premiums by selling covered call options with respect to a portion of its portfolio securities. During the six months ended April 30, 2008, the Fund continued to provide shareholders with attractive distributions.

•      The Fund outperformed a blended index consisting of a 60% weighting in the FTSE Eurotop 100 and a 40% weighting in the S&P 500 Index (reflecting the Fund’s composition), at net asset value (NAV) for the six months ended April 30, 2008. (It is important to remember that the blended index does not include the hedging characteristics that are utilized by the Fund in the execution of its covered call option writing strategy.) The Fund also outperformed the average total return of funds in the Lipper Options Arbitrage/Options Strategies classification for the period.(1)

•      The Fund’s most significant positive performance came from the financials sector. While the sector as a whole was hard hit during the period, management maintained an underweighting relative to the blended index, which was beneficial to returns. In addition, stock selection was also positive, as selected Fund holdings outperformed their counterparts in the blended index.

Eaton vance Tax-Managed Global Diversified Equity Income Fund
Performance 10/31/07 – 4/30/08

	NYSE symbol	EXG

	At Net Asset Value (NAV)	-2.65%
	At Market	3.02%
	S&P 500 Index(1)	-9.63%
	CBOE S&P 500 BuyWrite Index (BXM)(1)	-1.17%
	FTSE Eurotop 100 Index(1)	-7.76%
	Lipper Options Arbitrage/Options Strategies Average(1)	-5.70%
	Total Distributions per share	$0.950
Distribution Rate(2)	On NAV	10.54%
	On Market	11.26%

See page 3 for more performance information.

(1)

It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(2)

The Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

INVESTMENT UPDATE

•      Slight overweightings in telecommunications services and energy, combined with the positive performance of Fund holdings in those sectors, also aided performance. In contrast, the Fund’s lagging performers were the information technology and health care sectors.

•      In changeable market conditions, such as those experienced in the six-month period, the option premiums available from writing call options can vary, as expectations of the future volatility of the underlying asset are factored in. The “implied volatility” of equity-based options was higher during the period than in prior periods, primarily in response to investor anxiety about subprime mortgages, the credit markets, and the possibility of recession. As a result, the Fund was able to “monetize” some of the increased volatility in the form of higher premiums for the six months ended April 30, 2008, adding to the Fund’s outperformance. In future periods of strong market growth, this strategy may lessen returns relative to the market. (At April 30, 2008, the Fund had written call options on 50% of its equity holdings.)

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

FUND PERFORMANCE

Performance NYSE Symbol:	EXG
Average Annual Total Returns (by share price, New York Stock Exchange)
Six Months	3.02%
One Year	-6.92
Life of Fund (2/27/07)	-1.50

Average Annual Total Returns (at net asset value)
Six Months	-2.65%
One Year	0.87
Life of Fund (2/27/07)	4.20

Fund composition

Top Ten Holdings*

By total investments

Schlumberger, Ltd.	2.4%
Zurich Financial Services AG	2.3
ENI SpA	2.2
Berkshire Hathaway, Inc., Class A	2.2
Total SA	2.1
HSBC Holdings PLC	2.0
Nestle SA	2.0
Allianz SE	2.0
Banco Santander Central Hispano SA	2.0
Rio Tinto PLC	2.0

*

Top Ten Holdings represented 21.2% of the Fund’s total investments as of 4/30/08. The Top Ten Holdings are presented without the offsetting effect of the Fund’s written option positions at 4/30/08. Excludes cash equivalents.

Sector Weightings**

By total investments

**	Reflects the Fund’s total investments as of 4/30/08. The sector weightings are presented without the offsetting effect of the Fund’s written option positions at 4/30/08. Excludes cash equivalents.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 95.7%
Security	Shares	Value
Aerospace & Defense — 2.8%
BAE Systems PLC	3,561,479	$32,703,899
Boeing Co. (The)	200,982	17,055,333
General Dynamics Corp.	310,576	28,082,282
Lockheed Martin Corp.	233,038	24,711,350
Raytheon Co.	271,576	17,372,717
United Technologies Corp.	458,365	33,217,712
		$153,143,293
Auto Components — 0.2%
Johnson Controls, Inc.	333,663	$11,764,957
		$11,764,957
Automobiles — 1.6%
DaimlerChrysler AG	1,106,929	$85,820,147
		$85,820,147
Beverages — 0.9%
Coca-Cola Co. (The)	288,214	$16,967,158
PepsiCo, Inc.	486,621	33,348,137
		$50,315,295
Biotechnology — 1.3%
Biogen Idec, Inc.(1)	146,563	$8,894,908
Genzyme Corp.(1)	426,015	29,970,155
Gilead Sciences, Inc.(1)	610,020	31,574,635
		$70,439,698
Capital Markets — 5.2%
Bank of New York Mellon Corp. (The)	293,764	$12,787,547
Credit Suisse Group	1,136,355	62,952,027
Goldman Sachs Group, Inc.	94,645	18,112,214
Invesco, Ltd.	294,789	7,561,338
Julius Baer Holding AG	1,454,058	106,049,069
State Street Corp.	108,803	7,849,048
T. Rowe Price Group, Inc.	177,988	10,422,977
UBS AG(1)	1,786,014	58,796,663
		$284,530,883

Security	Shares	Value
Chemicals — 2.2%
BASF AG	345,635	$48,995,074
Bayer AG	392,750	33,159,156
E.I. Du Pont de Nemours & Co.	467,261	22,853,736
Monsanto Co.	130,048	14,828,073
		$119,836,039
Commercial Banks — 5.6%
Banco Itau Holding Financeira SA ADR	678,213	$19,023,875
Banco Santander Central Hispano SA	5,079,762	109,535,238
HSBC Holdings PLC	6,669,616	115,358,541
M&T Bank Corp.	161,402	15,047,508
National City Corp.	2,196,602	13,838,593
Toronto-Dominion Bank	306,887	20,171,683
U.S. Bancorp	300,826	10,194,993
		$303,170,431
Communications Equipment — 2.8%
Cisco Systems, Inc.(1)	921,767	$23,634,106
Nokia Oyj ADR	2,844,944	85,547,466
QUALCOMM, Inc.	559,256	24,154,267
Research In Motion, Ltd.(1)	175,933	21,398,731
		$154,734,570
Computer Peripherals — 2.3%
Apple, Inc.(1)	219,746	$38,224,817
EMC Corp.(1)	823,099	12,675,725
Hewlett-Packard Co.	658,351	30,514,569
International Business Machines Corp.	360,368	43,496,418
		$124,911,529
Diversified Financial Services — 1.4%
Bank of America Corp.	875,993	$32,884,777
Citigroup, Inc.	386,870	9,776,205
JPMorgan Chase & Co.	756,715	36,057,470
		$78,718,452
Diversified Telecommunication Services — 4.0%
AT&T, Inc.	974,914	$37,738,921
France Telecom SA	1,008,438	31,462,990
Koninklijke KPN NV	3,546,961	64,566,781

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Diversified Telecommunication Services (continued)
Telefonica 02 Czech Republic AS	2,144,629	$65,352,125
Verizon Communications, Inc.	530,357	20,408,137
		$219,528,954
Electric Utilities — 3.0%
E.ON AG	395,239	$79,938,795
Edison International	429,391	22,401,328
FirstEnergy Corp.	239,662	18,128,034
Iberdrola SA	2,957,579	42,970,836
		$163,438,993
Electrical Equipment — 1.8%
ABB, Ltd.	2,276,507	$69,108,346
Emerson Electric Co.	522,854	27,324,350
		$96,432,696
Energy Equipment & Services — 3.5%
Diamond Offshore Drilling, Inc.	181,247	$22,730,186
Schlumberger, Ltd.	1,328,510	133,581,680
Transocean, Inc.(1)	237,432	35,011,723
		$191,323,589
Food & Staples Retailing — 1.0%
CVS Caremark Corp.	510,021	$20,589,548
Wal-Mart Stores, Inc.	619,096	35,895,186
		$56,484,734
Food Products — 3.7%
Nestle SA	242,671	$115,221,078
Unilever NV	2,517,853	83,808,037
		$199,029,115
Health Care Equipment & Supplies — 1.3%
Baxter International, Inc.	138,550	$8,634,436
Boston Scientific Corp.(1)	1,316,677	17,551,304
Covidien, Ltd.	499,305	23,312,550
Medtronic, Inc.	262,655	12,786,045
Zimmer Holdings, Inc.(1)	129,409	9,596,971
		$71,881,306

Security	Shares	Value
Hotels, Restaurants & Leisure — 0.9%
International Game Technology	418,889	$14,552,204
Marriott International, Inc., Class A	350,878	12,035,115
McDonald's Corp.	327,767	19,528,358
		$46,115,677
Household Products — 1.0%
Colgate-Palmolive Co.	162,305	$11,474,963
Kimberly-Clark Corp.	213,817	13,682,150
Procter & Gamble Co.	405,371	27,180,126
		$52,337,239
Industrial Conglomerates — 3.1%
General Electric Co.	1,981,494	$64,794,854
Siemens AG	874,693	102,046,045
		$166,840,899
Insurance — 7.9%
AFLAC, Inc.	250,688	$16,713,369
Allianz SE	552,591	111,955,340
Berkshire Hathaway, Inc., Class A(1)	919	123,008,150
Chubb Corp.	147,647	7,820,862
Lincoln National Corp.	97,891	5,262,620
MetLife, Inc.	214,910	13,077,273
Travelers Companies, Inc. (The)	497,681	25,083,122
Zurich Financial Services AG	423,377	127,647,618
		$430,568,354
Internet Software & Services — 0.8%
Google, Inc., Class A(1)	77,039	$44,242,727
		$44,242,727
IT Services — 0.7%
MasterCard, Inc., Class A	90,505	$25,174,871
Visa, Inc., Class A(1)	169,642	14,156,625
		$39,331,496
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.(1)	234,437	$13,566,869
		$13,566,869

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Machinery — 0.8%
Danaher Corp.	277,525	$21,652,500
Deere & Co.	110,200	9,264,514
Illinois Tool Works, Inc.	197,945	10,350,544
		$41,267,558
Media — 2.5%
Comcast Corp., Class A	1,219,935	$25,069,664
Omnicom Group, Inc.	241,827	11,544,821
Time Warner, Inc.	1,470,047	21,830,198
Vivendi SA(1)	1,370,009	55,074,313
Walt Disney Co.	747,652	24,246,354
		$137,765,350
Metals & Mining — 4.8%
Anglo American PLC	1,110,234	$71,486,857
Arcelor Mittal	338,787	29,634,563
Companhia Vale do Rio Doce ADR	594,571	23,235,835
Goldcorp, Inc.	730,530	26,094,532
Rio Tinto PLC	939,161	109,054,071
		$259,505,858
Multiline Retail — 0.3%
JC Penney Company, Inc.	438,492	$18,635,910
		$18,635,910
Multi-Utilities — 2.9%
Public Service Enterprise Group, Inc.	530,206	$23,281,345
RWE AG	316,181	36,254,474
Suez SA	1,362,390	95,716,857
		$155,252,676
Oil, Gas & Consumable Fuels — 12.3%
Anadarko Petroleum Corp.	598,109	$39,810,135
BP PLC	7,848,055	94,729,478
ConocoPhillips	387,426	33,376,750
ENI SpA	3,246,356	124,583,417
Exxon Mobil Corp.	826,006	76,876,378
Hess Corp.	400,987	42,584,819

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	364,735	$30,349,599
Royal Dutch Shell PLC	2,341,793	92,947,597
Total SA	1,439,332	120,215,868
Williams Cos., Inc.	468,970	16,648,435
		$672,122,476
Pharmaceuticals — 5.3%
Abbott Laboratories	603,758	$31,848,234
Allergan, Inc.	154,214	8,693,043
Johnson & Johnson	513,786	34,469,903
Merck & Co., Inc.	713,162	27,128,682
Novartis AG	1,163,748	58,354,842
Roche Holding AG	426,072	70,139,234
Sanofi-Synthelabo SA	576,388	44,299,162
Wyeth	250,083	11,121,191
		$286,054,291
Real Estate Investment Trusts (REITs) — 0.4%
Boston Properties, Inc.	92,855	$9,330,999
Simon Property Group, Inc.	137,124	13,693,203
		$23,024,202
Semiconductors & Semiconductor Equipment — 0.5%
ASML Holding NV	669,024	$18,973,521
Texas Instruments, Inc.	358,661	10,458,555
		$29,432,076
Software — 1.3%
Microsoft Corp.	1,725,066	$49,198,882
Oracle Corp.(1)	1,059,103	22,082,298
		$71,281,180
Specialty Retail — 0.9%
Best Buy Co., Inc.	315,757	$13,583,866
Home Depot, Inc.	672,395	19,364,976
Staples, Inc.	787,315	17,084,735
		$50,033,577

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Tobacco — 2.5%
British American Tobacco PLC	2,767,828	$103,422,198
Philip Morris International, Inc.(1)	620,710	31,674,831
		$135,097,029
Wireless Telecommunication Services — 1.9%
Rogers Communications, Inc., Class B	252,457	$11,264,631
Vodafone Group PLC	29,985,039	94,522,279
		$105,786,910
Total Common Stocks (identified cost $4,903,238,068)		$5,213,767,035
Rights — 0.0%
Security	Shares	Value
Capital Markets — 0.0%
UBS AG, Expires 5/9/08(1)	942,772	$1,584,034
		$1,584,034
Total Rights (identified cost $0)		$1,584,034
Short-Term Investments — 7.1%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 2.49%(2)	$386,934	$386,933,709
Total Short-Term Investments (identified cost $386,933,709)		$386,933,709
Total Investments — 102.8% (identified cost $5,290,171,777)		$5,602,284,778

Covered Call Options Written — (1.7)%
Description	Number of Contracts	Strike Price	Expiration Date	Value
EURO STOXX 50 Index	65,242	$3,700	5/16/08	$(12,402,341)
FTSE 100 Index	18,009	6,000	5/16/08	(5,278,823)
S&P 500 Index	1,736	1,330	5/17/08	(12,152,000)
S&P 500 Index	1,245	1,355	5/17/08	(6,561,150)
S&P 500 Index	5,105	1,360	5/17/08	(23,993,500)
S&P 500 Index	1,762	1,365	5/17/08	(7,647,080)
SMI Index	10,205	7,250	5/16/08	(2,708,139)
TOP1 Index	24,521	272.50	5/13/08	(23,914,105)
Total Covered Call Options Written (premiums received $56,650,656)				$(94,657,138)
Other Assets, Less Liabilities — (1.1)%				$(58,992,716)
Net Assets — 100.0%				$5,448,634,924

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2008.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	47.4%	$2,584,534,394
United Kingdom	13.1	714,224,920
Switzerland	12.3	669,852,911
Germany	9.1	498,169,031
France	6.4	346,769,190
Netherlands	3.1	167,348,339
Spain	2.8	152,506,074
Italy	2.3	124,583,417
Finland	1.6	85,547,466
Canada	1.5	78,929,577
Czech Republic	1.2	65,352,125
Brazil	0.8	42,259,710
Cayman Islands	0.6	35,011,723
Luxembourg	0.5	29,634,563
Bermuda	0.1	7,561,338
	102.8%	$5,602,284,778

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2008

Assets
Unaffiliated investments, at value (identified cost, $4,903,238,068)	$5,215,351,069
Affiliated investment, at value (identified cost, $386,933,709)	386,933,709
Cash	21,100,000
Receivable for investments sold	36,876,859
Dividends and interest receivable	8,989,850
Interest receivable from affiliated investment	780,291
Tax reclaims receivable	6,820,492
Total assets	$5,676,852,270
Liabilities
Written options outstanding, at value (premiums received, $56,650,656)	$94,657,138
Payable for investments purchased	128,514,561
Payable to affiliate for investment adviser fee	4,278,077
Payable to affiliate for Trustees' fees	848
Accrued expenses	766,722
Total liabilities	$228,217,346
Net Assets	$5,448,634,924
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 302,284,868 shares issued and outstanding	$3,022,849
Additional paid-in capital	5,769,245,112
Accumulated net realized loss (computed on the basis of identified cost)	(407,376,024)
Accumulated distributions in excess of net investment income	(191,121,396)
Net unrealized appreciation (computed on the basis of identified cost)	274,864,383
Net Assets	$5,448,634,924
Net Asset Value
($5,448,634,924 ÷ 302,284,868 common shares issued and outstanding)	$18.02

Statement of Operations

For the Six Months Ended
April 30, 2008

Investment Income
Dividends (net of foreign taxes, $4,909,566)	$81,568,222
Interest	20,558
Interest income allocated from affiliated investment	7,398,845
Expenses allocated from affiliated investment	(884,576)
Total investment income	$88,103,049
Expenses
Investment adviser fee	$26,291,924
Trustees' fees and expenses	13,765
Custodian fee	958,839
Printing and postage	741,043
Legal and accounting services	55,071
Transfer and dividend disbursing agent fees	9,550
Miscellaneous	375,852
Total expenses	$28,446,044
Net investment income	$59,657,005
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(342,850,387)
Written options	273,302,481
Foreign currency transactions	(110,817)
Net realized loss	$(69,658,723)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(133,338,116)
Written options	(42,363,163)
Foreign currency	112,142
Net change in unrealized appreciation (depreciation)	$(175,589,137)
Net realized and unrealized loss	$(245,247,860)
Net decrease in net assets from operations	$(185,590,855)

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Period Ended October 31, 2007(1)
From operations — Net investment income	$59,657,005	$327,861,593
Net realized loss from investment transactions, written options and foreign currency transactions	(69,658,723)	(342,291,483)
Net change in unrealized appreciation (depreciation) of investments, written options and foreign currency	(175,589,137)	450,453,520
Net increase (decrease) in net assets from operations	$(185,590,855)	$436,023,630
Distributions — From net investment income	$(287,170,625)*	$(286,895,187)
Total distributions	$(287,170,625)	$(286,895,187)
Capital share transactions — Proceeds from sale of shares	$—	$5,762,470,000 (2)
Reinvestment of distributions	—	11,319,023
Offering costs	—	(1,621,062)
Total increase in net assets from capital share transactions	$—	$5,772,167,961
Net increase (decrease) in net assets	$(472,761,480)	$5,921,296,404
Net Assets
At beginning of period	$5,921,396,404	$100,000
At end of period	$5,448,634,924	$5,921,396,404
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(191,121,396)	$36,392,224

*  A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

(1)  For the period from the start of business, February 27, 2007, to October 31, 2007.

(2)  Proceeds from sale of shares net of sales load paid of $271,530,000.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended April 30, 2008 (Unaudited)(1)		Period Ended October 31, 2007(1)(2)
Net asset value — Beginning of period	$19.590		$19.100	(3)
Income (loss) from operations
Net investment income	$0.197		$1.096
Net realized and unrealized gain (loss)	(0.817)		0.349
Total income (loss) from operations	$(0.620)		$1.445
Less distributions
From net investment income	$(0.950	)*	$(0.950)
Total distributions	$(0.950)		$(0.950)
Offering costs charged to paid-in capital	$—		$(0.005)
Net asset value — End of period	$18.020		$19.590
Market value — End of period	$16.870		$17.330
Total Investment Return on Net Asset Value(4)	(2.65	)%(8)	7.80	%(5)(8)
Total Investment Return on Market Value(4)	3.02	%(8)	(4.64	)%(5)(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5,448,635		$5,921,396
Expenses before custodian fee reduction(6)	1.08	%(7)	1.06	%(7)
Net investment income	2.20	%(7)	8.47	%(7)
Portfolio Turnover	61%		142%

(1)  Computed using average shares outstanding.

(2)  For the period from the start of business, February 27, 2007, to October 31, 2007.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)  Annualized.

(8)  Not annualized.

*  A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a diversified portfolio of domestic and foreign common stocks. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing index call options with respect to a portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research, a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $343,361,757, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2015.

As of April 30, 2008, the Fund has no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's initial year of operations from February 27, 2007, to October 31, 2007 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Organization and Offering Costs — Costs incurred by the Fund in connection with its organization are expensed. Costs incurred by the Fund in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Interim Financial Statements — The interim financial statements relating to April 30, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

2  Distributions to Shareholders

The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund's dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended April 30, 2008, the amount of distributions estimated to be a tax return of capital was approximately $221,000,000. The final determination of tax characteristics of the Fund's distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund's average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The portion of the adviser fee payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's adviser fee. For the six months ended April 30, 2008, the Fund's adviser fee totaled $27,110,118 of which $818,194 was allocated from Cash Management and $26,291,924 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

The Fund entered into a fee reduction agreement with EVM pursuant to which, effective May 1, 2008 through April 30, 2009, the Fund's advisory fee will be computed at an annual rate of 1.00% of its average daily gross assets up to and including $1.5 billion, 0.985% over $1.5 billion up to and including $3 billion, 0.97% over $3 billion up to and including $5 billion, and 0.955% on average daily gross assets over $5 billion. The agreement also provides for additional reductions in rates beginning May 1, 2009 on average daily gross assets over $1.5 billion.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,387,513,204 and $3,212,981,920, respectively, for the six months ended April 30, 2008.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Six Months Ended April 30, 2008 (Unaudited)	Period Ended October 31, 2007(1)
Sales	—	301,705,000
Issued to shareholders electing to receive payments of distributions in Fund shares	—	579,868
Net increase	—	302,284,868

(1)  For the period from the start of business, February 27, 2007, to October 31, 2007.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$5,278,336,012
Gross unrealized appreciation	$430,403,576
Gross unrealized depreciation	(106,454,810)
Net unrealized appreciation	$323,948,766

Eaton Vance Tax-Managed Global Diversified Equity Income Fund as of April 30, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at April 30, 2008 is included in the Portfolio of Investments.

Written call options activity for the six months ended April 30, 2008 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	124,825	$50,409,979
Options written	791,762	365,031,362
Options terminated in closing purchase transactions	(614,320)	(287,977,856)
Options expired	(174,442)	(70,812,829)
Outstanding, end of period	127,825	$56,650,656

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At April 30, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer & Trust Company or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-706-0514.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2008, our records indicate that there are 84 registered shareholders and approximately 206,134 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EXG.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreement with Rampart Investment Management Company, Inc. ("Rampart," the "Sub-adviser") including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes, including the S&P 500 Index. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Board also reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (February 2007) through September 30, 2007 for the Fund. In light of the Fund's relatively brief operating history, the Board concluded that additional time was required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the period from inception through September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund. The Board also noted that, at its request, the Adviser had agreed to add fee breakpoints effective May 1, 2008.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund since inception and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases and decreases. The Board also considered the fact that the Fund is not continuously offered, and noted that, at its request, the Adviser had agreed to add breakpoints to the Fund's advisory fee effective May 1, 2008. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund and that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President
Michael A. Allison
Vice President
Thomas E. Faust Jr.
Vice President and Trustee
Walter A. Row, III
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Norton H. Reamer Heidi L. Steiger Lynn A. Stout

Investment Adviser and Administrator of Eaton Vance Tax-Managed Global
Diversified Equity Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Tax-Managed Global Diversified Equity Income Fund
Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Managed Global Diversified Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2898-6/08  CE-TMGDEISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy.  The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

By:	/s/Duncan W. Richardson
Duncan W. Richardson
President

Date:	June 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 12, 2008

By:	/s/Duncan W. Richardson
Duncan W. Richardson
President

Date:	June 12, 2008